Munder S&P® MidCap Index Equity Fund

Munder S&P® SmallCap Index Equity Fund

Class K & Y Shares

Supplement Dated February 12, 2009

to Prospectus Dated October 31, 2008

Liquidation of the S&P® Index Funds

The Munder Funds have been informed that Comerica Bank, the record holder of substantially all of the assets in each of the Munder S&P® MidCap Index Equity Fund and Munder S&P® SmallCap Index Equity Fund (collectively, the “S&P® Index Funds”), expects to redeem all of its shares by the end of the first quarter of 2009 or shortly thereafter. In an effort to prevent the remaining shareholders from being disadvantaged following such redemption, the Board of Trustees has approved a plan of liquidation for the S&P® Index Funds and determined it to be in the best interests of the shareholders.

The plan of liquidation provides that the S&P® Index Funds will automatically redeem all of their outstanding shares as soon as practicable. The actual date of the liquidation will be coordinated with Comerica Bank to ensure an orderly liquidation.

The proceeds of the redemption will be the net asset value of such shares after all charges, taxes, expenses and liabilities of the S&P® Index Funds are paid or provided for. For each S&P® Index Fund, the distribution to each shareholder of the liquidation proceeds will be made to shareholders of record on the date of the liquidation. The portfolio management team expects to be able to remain fully invested in the Funds’ respective benchmark holdings until the liquidation date; however, in the event it becomes impracticable to maintain this strategy, portfolio securities may be sold in an orderly fashion and reinvested in repurchase agreements or other comparable high quality money market instruments.

Liquidation proceeds will be paid entirely in cash, except in the case of individual retirement account shareholders held directly with the Munder Funds. For those accounts, shares of the Fund will be exchanged automatically for shares of the corresponding class of the Munder Asset Allocation Fund-Balanced, a diversified mutual fund that invests in equity and fixed income securities. A prospectus for the Munder Asset Allocation Fund-Balanced will be sent to affected shareholders under separate cover.

Effective immediately, each of the S&P® Index Funds is closed to new investors and will close to all investments on March 31, 2009 if the liquidation has not yet occurred by that date.

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Munder Mid-Cap Value Fund

Class A, C, K, R & Y Shares

Supplement Dated February 12, 2009

to Prospectus Dated October 31, 2008

Liquidation of the Mid-Cap Value Fund

The Board of Trustees of the Munder Mid-Cap Value Fund (“Fund”) has approved the liquidation of the Fund and determined it to be in the best interests of the shareholders.

The plan of liquidation provides that the Fund will automatically redeem all of its outstanding shares as soon as practicable. The liquidation is expected to occur on March 25, 2008 or such later date as the officers of the Fund determine.

The proceeds of the redemption will be the net asset value of such shares after all charges, taxes, expenses and liabilities of the Fund are paid or provided for. Any applicable contingent deferred sales charges (CDSCs) will be waived for redemptions that occur on or after the date of this Supplement. In addition, upon redemption, shareholders who paid a front-end sales charge at the time of their initial investment will receive a refund of the front-end sales charge paid.

The distribution to the Fund’s shareholders of the Fund’s liquidation proceeds will be made to all shareholders of record on the date of the liquidation. In order to prepare for liquidation, the Fund’s assets will be sold in an orderly fashion and reinvested in repurchase agreements or other comparable high quality money market instruments.

Liquidation proceeds will be paid entirely in cash, except in the case of individual retirement account shareholders held directly with the Munder Funds. For those accounts, shares of the Fund will be exchanged automatically for shares of the corresponding class of the Munder Bond Fund, a fixed income mutual fund. A prospectus for the Munder Bond Fund will be sent to affected shareholders under separate cover.

Effective February 25, 2009, the Fund will be closed to new investments.

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Munder Energy Fund

Class A, B, C, K & Y Shares

Supplement Dated February 12, 2009

to Prospectus Dated October 31, 2008

Investors are advised of the following changes affecting the management of the Munder Energy Fund:

Change in Principal Investment Strategies

The section under the heading “Principal Investment Strategies” that begins on page 1 of the Prospectus is deleted and replaced in its entirety with the following:

The Fund pursues its goal by investing primarily in domestic and, to a lesser extent, foreign energy-related companies. Under normal circumstances, the Fund will invest at least 80% of its assets in equity securities (i.e., common stocks, preferred stocks, convertible securities, rights and warrants) of energy-related companies. This investment strategy may not be changed without 60 days’ prior notice to shareholders. For purposes of this investment strategy, assets of the Fund means net assets plus the amount of any borrowings for investment purposes.

Energy-related companies are companies engaged in business within the energy sector and companies in other sectors with at least 50% of sales or earnings derived from or at least 50% of assets dedicated to energy-related activities.

The advisor employs a highly quantitative approach to investing that emphasizes stock selection through a ranking and risk analysis process. Using a quantitative model that follows a value with a catalyst approach, the advisor ranks securities within the investment universe. The model incorporates traditional value measures to identify assets that are out of favor and undervalued. In addition, the model uses various growth, profitability and momentum measures in order to include only companies with growing long-term businesses and to exclude those companies that appear to be undervalued but have limited growth prospects.

Securities rankings based on the model are combined with a risk analysis in an effort to construct a portfolio with the most favorable risk/reward characteristics.

The Fund may utilize exchange-traded funds (ETFs) to manage cash.

Change in Performance Benchmark

The Fund’s benchmark has been changed from the Deutsche Bank Energy Index to the S&P® Composite 1500 Energy Sector Index. The advisor believes that the S&P® Composite 1500 Energy Sector Index is more closely aligned with the

Fund’s revised investment strategies. To reflect the change in the Fund’s benchmark, the following disclosure is added to the Average Annual Total Returns table on pages 4-5 of the Fund’s Prospectus:

AVERAGE ANNUAL RETURNS

for periods ended December 31, 2008

	1 Year %	5 Years %	Since Inception %(1)
Class Y
S&P® Composite 1500 Energy Sector Index(2) (reflects no deductions of fees, expenses or taxes)	(35.82)	13.30	8.90
Class A
S&P® Composite 1500 Energy Sector Index(2) (reflects no deductions of fees, expenses or taxes)	(35.82)	13.30	8.90
Class B
S&P® Composite 1500 Energy Sector Index(2) (reflects no deductions of fees, expenses or taxes)	(35.82)	13.30	8.90
Class C
S&P® Composite 1500 Energy Sector Index(2) (reflects no deductions of fees, expenses or taxes)	(35.82)	13.30	8.90
Class K
S&P® Composite 1500 Energy Sector Index(2) (reflects no deductions of fees, expenses or taxes)	(35.82)	13.30	8.90

(1)	The inception dates for Class Y, A, B, C and K shares of the Fund is 3/13/01. The Class C shares inception is that of the Fund’s Class II shares, which were converted and/or reclassified as Class C shares as of the close of business on 10/31/03. The index returns from inception for all classes of shares are as of 3/1/01.
(2)

The S&P® Composite 1500 Energy Sector Index is a capitalization-weighted index that measures the performance of energy sector securities included in the S&P® Composite 1500 Index. The S&P® Composite 1500 Index combines the S&P® 500 Index, the S&P MidCap 400® Index and the S&P SmallCap 600® Index, which, respectively, measure the performance of the large-capitalization, mid-capitalization and small-capitalization sectors of the U.S. stock market.

Change in Portfolio Management Team

The section under the heading “Portfolio Management Team” that begins on page 25 of the Prospectus is deleted and replaced in its entirety with the following:

A team of professionals employed by MCM makes investment decisions for the Fund. The team consists of T. Scott Wittman and Brian E. Kozeliski. Mr. Wittman is responsible for the development of the quantitative model utilized in managing the Fund. Mr. Kozeliski is responsible for day-to-day management of the Fund.

Brian E. Kozeliski, CFA, Portfolio Manager, has been a member of the Fund’s portfolio management team since 2008. He also has been a member of the portfolio management team for the Munder International Equity Fund since 2000 and a member of the portfolio management team for the Munder Asset Allocation Fund-Balanced since July 2008. Mr. Kozeliski provides quantitative research, including attribution analysis, for all of MCM’s equity investment disciplines and is a member of MCM’s quantitative support group. From 2000 through 2005, Mr. Kozeliski’s role was as a member of MCM’s then division World Asset Management (a division of MCM focused on indexed and quantitative investing), providing analytical and trading support for World Asset Management’s complete equity product line.

T. Scott Wittman, CFA, Managing Director, Alternative and Quantitative Investments, has been a member of the Fund’s portfolio management team since 2008. He has also been a member of the Munder International Equity Fund portfolio management team since joining MCM in 2005. Mr. Wittman is the leader of the teams responsible for managing alternative investments and the quantitative equity investment disciplines at MCM. Mr. Wittman joined MCM in August 2005 as Director, International Investments, and Managing Director, Alternative Investments of MCM’s subsidiary, Pierce Street Advisors LLC. In August 2007, Mr. Wittman became Managing Director, Alternative and Quantitative Investments of MCM. Before joining the firm, Mr. Wittman had been a self-employed Financial Consultant since 2001, during which period he provided strategic analysis and planning, conducted operational effectiveness studies, enhanced risk management, and investment modeling, for various investment managers.

Additional information about the compensation of members of the portfolio management team, other accounts managed by these individuals, and their ownership of securities in the Fund is available in the Fund’s Statement of Additional Information.

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Munder International Equity Fund

Class A, B, C, K & Y Shares

Supplement Dated February 12, 2009

to Prospectuses Dated October 31, 2008

Investors are advised that Armando J. Lacayo is no longer a member of the portfolio management team responsible for managing the Fund. All references to Mr. Lacayo contained in the Prospectus and Statement of Additional Information are hereby deleted.

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MUNDER SMALL-MID CAP FUND

Class A, B, C, K, R & Y Shares

Supplement Dated February 12, 2009

To Prospectus Dated October 31, 2008

Merger of Munder Small-Mid Cap Fund with and into

Munder Mid-Cap Core Growth Fund

On February 11, 2009, the Board of Trustees of Munder Series Trust (“Board” of “MST”) approved an Agreement and Plan of Reorganization (“Reorganization Agreement”) that provides for the merger of the Munder Small-Mid Cap Fund (“Smid Fund”), a series of MST, with and into the Munder Mid-Cap Core Growth Fund (“Mid-Cap Fund”), another series of MST (“Merger”). The Merger was approved by the Board in order to achieve greater economies of scale by combining two funds with similar investment strategies and investments into a single fund. The Merger does not require shareholder approval.

The Board requested and evaluated information that its Trustees viewed as sufficient to determine whether the Smid Fund would benefit from the proposed Merger. The Board, including all of the Trustees who are not “interested persons” of MST (as that term is defined in the Investment Company Act of 1940, as amended) (“Independent Trustees”), carefully considered the proposed Merger and has determined the proposed Merger: (1) is in the best interests of the Smid Fund and the Mid-Cap Fund (each a “Fund”), and (2) should not result in a dilution of the interests of shareholders in either Fund. The Board further determined that the Merger will provide shareholders of the Smid Fund with a compatible investment that has lower expenses.

The Merger is expected to occur on or about March 27, 2009 or on such other date as the officers of MST determine (“Closing Date”). As of the close of business on the Closing Date, pursuant to the Reorganization Agreement, each shareholder of Class A, B, C, K, R and Y shares of the Smid Fund will become the owner of the number of full and fractional Class A, B, C, K, R and Y shares, respectively, of the Mid-Cap Fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder’s shares of the Smid Fund.

No sales load, commission or other transactional fee will be imposed as a result of the Merger. Munder Capital Management (“MCM”), the investment adviser to the Funds, has agreed to bear all of the expenses incurred in connection with the Merger, except for any brokerage fees and brokerage expenses associated with the purchase or sale of any securities held in either Fund. In addition, MCM has agreed to waive any otherwise applicable Contingent Deferred Sales Charge (CDSC) incurred as a result of the sale or exchange of Smid Fund shares made as of the date of this Prospectus supplement through a 45-day period after the Merger. The closing of the Merger will be conditioned upon, among other things, receiving an opinion of counsel to the effect that the proposed Merger will qualify as a tax-free reorganization for federal income tax purposes. As a result, it is anticipated that shareholders will not recognize any gain or loss in connection with the proposed Merger.

In accordance with regulatory requirements, the Merger needs only to be approved by the Board. Consequently, you will not be asked to approve the Merger. However, you are being asked to carefully consider whether the Mid-Cap Fund’s principal investment strategies, restrictions and risks (as set forth in the Fund’s prospectus accompanying this Prospectus Supplement) and the information concerning the Mid-Cap Fund (as provided in this Prospectus Supplement) will meet your investment needs. If you determine that you wish to become a shareholder of the Mid-Cap Fund, no action on your part will be needed. Your shares will be automatically exchanged on a tax-free basis for shares of the Mid-Cap Fund on the Closing Date of the Merger. Should you determine that you do not wish to become a shareholder of the Mid-Cap Fund, you may, prior to the Closing Date: (1) redeem your shares of the Smid Fund, or (2) exchange them for shares of another Munder Fund by contacting the Munder Funds or your broker, financial intermediary, or other financial institution. Please note that if you own shares in a taxable account, a redemption or an exchange of your shares of the Smid Fund will be a taxable event and you may recognize a gain or loss in connection with that transaction.

Closed to New Investors

Effective immediately, the Smid Fund is closed to new investors. The Fund will continue to accept additional investments from current shareholders until March 26, 2009.

Comparison of the Funds

The following comparison of the Funds is a summary only. In order to better understand the differences between the investment policies, strategies and risks of your Fund and those of the Mid-Cap Fund, you should refer to the prospectus and Statement of Additional Information for each of the Funds, which are available free upon request by calling 1-800-468-6337.

The Funds are each diversified series of MST and share the same Board of Trustees. The Funds’ fundamental investment policies (that is, those investment policies that cannot be changed without the approval of a majority of the outstanding shares of a Fund) are identical in all material respects. Below you will find a discussion of the primary differences of the Funds.

Investment Advisers and Other Service Providers

MCM serves as the investment adviser of each of the Funds. Tony Dong, Vice Chairman and Senior Portfolio Manager of MCM, has final investment decision-making authority for both Funds. The Funds also have a common administrator (MCM) and a common distributor (Funds Distributor, LLC).

Investment Advisory Fees and Total Operating Expenses

Based on current asset levels, the investment advisory fee for the Smid Fund and the Mid-Cap Fund is the same: 0.75% of average daily net assets. While the Smid Fund investment advisory fee does not vary based on asset levels, the Mid-Cap Fund’s investment advisory fee declines based on assets as follows: 0.75% on the first $6 billion of average daily net assets, 0.70% on the next $2 billion, and 0.65% on assets exceeding $8 billion.

Based on the fiscal year ended June 30, 2008, total annual fund operating expenses of the Smid Fund (other than taxes, interest, litigation, dividends and interest expense on securities sold short, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and Acquired Fund Fees and Expenses (as interpreted by the U.S. Securities Exchange Commission (“SEC”) from time to time)) (“Expense Ratios”), before and after waivers and reimbursements under an Expense Limitation Agreement with MCM, are compared to the Expense Ratios of the Mid-Cap Fund in the chart below, which demonstrates that the Mid-Cap Fund is subject to lower fees than the Smid Fund even after the application of the Expense Limitation Agreement.

The estimated Expense Ratios for each class of shares of the Mid-Cap Fund on a pro forma basis, giving effect to the proposed Merger, based on the actual expenses of that Fund for the fiscal year ended June 30, 2008, are expected to be the same as those currently applicable for the Mid-Cap Fund.

Annual Fund Operating Expenses

	SMID Fund	SMID Fund	Mid-Cap Fund
	(Before Waivers & Reimbursements)	(After Waivers & Reimbursements)(a)
Class Y Shares	2.18%	1.20%	1.07%
Class A Shares	2.42%	1.45%	1.31%
Class B Shares	3.19%	2.20%	2.06%
Class C Shares	3.18%	2.20%	2.06%
Class K Shares	2.42%	1.45%	1.31%
Class R Shares	2.68%	1.70%	1.56%

(a)	Pursuant to an Expense Limitation Agreement, MCM has agreed contractually to waive fees or pay other expenses of the Smid Fund so that, on an annualized basis, the Total Net Annual Operating Expenses (other than taxes, interest, litigation, dividends and interest expense on securities sold short, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and Acquired Fund Fees and Expenses (as interpreted by the SEC from time to time)) do not exceed 1.20% for Class Y shares, 1.45% for Class A and K shares, 2.20% for Class B and C shares, and 1.70% for Class R shares through October 31, 2009. MCM does not expect to that the Expense Limitation Agreement will continue after that date.

Investment Objective, Strategies, Policies and Risks

Both the Smid Fund and the Mid-Cap Fund have the same investment objective: long-term capital appreciation. Both Funds follow a growth-at-a-reasonable price (GARP) investment strategy and are subject to identical fundamental investment restrictions (i.e., investment restrictions that cannot be changed without shareholder vote). A summary comparison of the Funds’ investment strategies is presented below.

	Small-Mid Cap Fund	Mid-Cap Core Growth Fund
Investment Universe

The Fund pursues its goal by investing, under normal circumstances, at least 80% of its assets in the equity securities (i.e., common stocks, preferred stocks, convertible securities and rights and warrants) of small- to mid-capitalization companies.

Small- to mid-capitalization companies are those companies with market capitalizations within the range of companies included in the S&P 1000® Index, which is made up of the S&P SmallCap 600® Index and S&P MidCap 400® Index, or within the range of companies included in the Russell 2000 Index and Russell Midcap Index.

The Fund pursues its goal by investing, under normal circumstances, at least 80% of its assets in the equity securities (i.e., common stocks, preferred stocks, convertible securities and rights and warrants) of mid-capitalization companies.

Mid-capitalization companies are those companies with market capitalizations within the range of companies included in the S&P MidCap 400® Index, or within the range of companies included in the Russell Midcap® Index.

Foreign Securities	The Fund’s principal investment strategy includes the ability to invest up to 25% of its assets in foreign securities.	The Fund may invest up to 25% of its assets in foreign securities.
Derivatives	The Fund’s principal investment strategy includes the ability to write covered call options and enter into futures contracts.	The Fund’s principal investment strategy includes the ability to enter into futures contracts. The Fund may write covered call options.
ETFs	The Fund’s principal investment strategy includes the use of exchange-traded funds (ETFs) to manage cash.	The Fund’s principal investment strategy includes the use of exchange-traded funds (ETFs) to manage cash.
Short-Term Trading	The Fund’s principal investment strategy includes engaging in short-term trading.	The Fund may engage in short-term trading.

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The Munder Funds

Supplement Dated February 12, 2009

To Statement of Additional Information (“SAI”)

Dated October 31, 2008

Under the heading “INVESTMENT ADVISORY AND OTHER SERVICE ARRANGEMENTS – Portfolio Management Team Fund Ownership” which appears on page 76 of the SAI, the following information relating to the Munder Energy Fund is hereby deleted and replaced with the following:

Fund	Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned
Energy Fund	Brian Kozeliski T. Scott Wittman	None None

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